Earnings/(loss) per Share	12 Months Ended
Dec. 31, 2020
Earnings/(loss) per Share [Abstract]
Earnings/(loss) per Share

10.Earnings/(loss) per Share

All common shares issued (including the restricted shares issued under the Company’s incentive plans) are the Company’s common stock and have equal rights to vote and participate in dividends. The calculation of basic earnings/(loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. Incremental shares are the number of shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding. For 2020 and 2019, the Company incurred losses, therefore the effect of incremental shares was anti-dilutive and basic and diluted loss per share was the same. For 2018, the denominator of the diluted earnings per share calculation includes 979,141 shares, being the number of incremental shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding.

Profit or loss attributable to common equity holders is adjusted by the amount of dividends on Series B Preferred Stock as follows:

	2020	2019	2018

Net income/(loss)	$(134,197)	$(10,535)	$16,580
Less dividends on series B preferred shares	(5,769)	(5,769)	(5,769)
Net income/(loss) attributed to common stockholders	$(139,966)	$(16,304)	$10,811

Weighted average number of common shares, basic	86,143,556	95,191,116	103,736,742
Incremental shares	-	-	979,141
Weighted average number of common shares, diluted	86,143,556	95,191,116	104,715,883

Earnings/(loss) per share, basic and diluted	$(1.62)	$(0.17)	$0.10